Cornerstone Reports Positive Earnings for Fifth Consecutive Quarter

CHATTANOOGA, Tenn.—(PR Newswire)—April 26, 2012—Cornerstone Bancshares, Inc. (OTC Bulletin Board: CSBQ; CSBQP) today announced the following:

Cornerstone Bancshares, Inc. (“Cornerstone”), parent company of Cornerstone Community Bank (“Bank”), reported positive net income of approximately $357,000 for the first quarter of 2012. This profit represents an increase of 41.7 percent compared to the first quarter of 2011’s net income of approximately $252,000, and marks the fifth consecutive quarter of positive earnings for Cornerstone.

Other financial highlights year-over-year for the quarter ended March 31, 2012 include:

•	A 31.5 percent increase in shareholders’ equity, from $27,290,000 to $35,890,000

•	A 66.7 percent increase in market value per common share, from $1.50 to $2.50

•	An increase in net interest margin, from 3.44 percent to 3.59 percent

•	An 32.8 percent increase in the Bank’s Tier 1 leverage ratio, from 6.1 percent to 8.1 percent

•	A 24.2 percent increase in the Bank’s total risk-based capital ratio, from 10.5 percent to 13.0 percent

“We are greatly encouraged by the continued progress we’ve made to raise capital, improve our underwriting and collection procedures, and produce positive earnings,” said Cornerstone President Frank Hughes. “Our goal is to stay focused on these three main areas, as we endeavor to deliver the best quality banking products, service and value to our customers, and the greatest return on investment to all of our shareholders.”

As of March 31, 2012, Cornerstone had raised in excess of $10.4 million in capital through its Preferred Stock Offering (“Offering”) launched in the third quarter of 2010. The Offering, which has been extended until June 30, 2012, features a Series A Convertible Preferred Stock with a 10 percent annual, cumulative dividend, payable in cash quarterly if, as and when declared. The Preferred dividend has been paid the last four consecutive quarters, based on positive earnings in the preceding quarters. Once the Offering is closed, the new security will trade on the Over-The-Counter (OTC) Bulletin Board under the ticker symbol “CSBQP.”

“Having this solid capital foundation will really help us build and grow for the future,” said Cornerstone Chairman Miller Welborn. “As our economy here in Chattanooga continues to strengthen and improve, and businesses continue to open and thrive in this market, Cornerstone should be ideally positioned to serve the local community for many years to come.”

Cornerstone is a single-bank holding company, with $417 million in assets, serving the Chattanooga, Tennessee MSA, with five branches throughout Chattanooga, Tennessee and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks discussed in Cornerstone’s Form 10-K and other filings with the Securities and Exchange Commission.

Cornerstone Bancshares, Inc. and Subsidiary

First Quarter Financial Highlights

March 31, 2012 and 2011

(Unaudited)

(Amounts in thousands, except per common share data)	2012	2011	% Change
Balance Sheet Data at March 31
Total assets	$417,475	$447,540	(6.7)
Interest-earning assets	380,527	420,104	(9.4)
Loans	262,788	273,750	(4.0)
Foreclosed assets	18,957	20,464	(7.4)
Deposits	315,816	337,487	(6.4)
Other interest-bearing liabilities	64,055	81,270	(21.2)
Shareholders' equity	35,890	27,290	31.5
Loan to deposit ratio	83.21%	81.11%	2.6
Tier 1 leverage ratio (Bank)	8.14%	6.13%	32.8
Total risk-based capital ratio (Bank)	12.99%	10.46%	24.2
Outstanding common shares	6,500	6,500	-
Book value per common share	$3.91	$3.65	7.3
Tangible book value per common share	$3.91	$3.64	7.5
Market value per common share as of March 31	$2.50	$1.50	66.7

Loan Quality Data
Nonaccruing loans	10,766	13,633	(21.0)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	1,376	1,269	8.5
Allowance for loan losses	6,024	9,132	(34.0)
Allowance for loan losses to total loans	2.29%	3.34%
Nonperforming assets to total assets	7.12%	7.62%

Performance Data for the Year
Net income	$357	$252	41.3
Return on average assets	0.35%	0.23%
Return on average equity	4.01%	3.78%
Net interest margin	3.59%	3.44%
Per common share data:
Net income – basic	$0.01	$0.02
Net income – diluted	$0.01	$0.04
Common dividends	$-	$-
Preferred dividends & accretion	$280	$93
Average shares (000s):
Basic common stock	6,500	6,500
Diluted common stock	6,500	6,500
Preferred stock	425	149

Cornerstone Bancshares, Inc. and Subsidiary

Loan Loss Allowance and Asset Quality Review

	2012	2011
	First	Fourth	Third	Second	First
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$7,400	$6,864	$6,814	$7,914	$9,132
Provision for loan losses	-	300	115	15	15
Net charge-offs	(1,376)	236	(65)	(1,115)	(1,233)
Balance at end of period	$6,024	$7,400	$6,864	$6,814	$7,914

As a % of loans	2.29%	2.76%	2.54%	2.52%	2.89%
As a % of nonperforming loans	55.95%	93.90%	80.20%	94.21%	126.20%
As a % of nonperforming assets	20.27%	28.03%	25.60%	24.97%	29.60%

Net charge-offs as a % of loans (a)	2.10%	-0.35%	0.10%	1.65%	1.80%

Risk element assets
Accruing troubled debt restructured	$2,418	$2,750	$2,535	$1,750	$1,650
Loans past due 30-89 days	$5,098	$8,090	$2,048	$1,957	$8,434

Nonaccruing loans	$10,766	$7,881	$8,559	$7,233	$6,271
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$10,766	$7,881	$8,559	$7,233	$6,271
Repossessed assets	-	-	-	-	-
Other real estate owned (b)(c)	$18,957	$18,524	$18,255	$20,058	$20,464
Total nonperforming assets	$29,723	$26,405	$26,814	$27,291	$26,735

Nonperforming loans as a % of loans	4.10%	2.94%	3.17%	2.68%	2.29%
Nonperforming assets as a % of loans and other real estate owned	10.55%	9.22%	9.29%	9.40%	9.09%

Total loans	262,788	267,765	270,401	270,171	273,750

(a) Annualized
(b) Properties sold during 1st Q 2012	$1,778
(c) Properties under contract to sell	$4,225

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Three months ended
	March 31
		2012			2011
	Average	Income/	Yield/	Average	Income/	Yield/
(Amounts in thousands)	Balance	Expense	Rate	Balance	Expense	Rate
Assets

Earning assets:
Loans, net of unearned income	$265,814	$4,144	6.27%	$284,297	$4,639	6.62%
Investment securities	88,641	467	2.43%	109,844	568	2.41%
Other earning assets	23,880	15	0.25%	24,122	11	0.18%
Total earning assets	378,335	$4,626	4.99%	418,263	$5,218	5.14%
Allowance for loan losses	(7,121)			(9,071)
Cash and other assets	37,497			28,629
TOTAL ASSETS	$408,711			$437,821

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$24,891	$21	0.34%	$27,590	$21	0.31%
Savings deposits	9,859	10	0.40%	9,499	12	0.51%
MMDA's	39,373	90	0.92%	24,437	60	1.00%
Time deposits	195,111	699	1.44%	244,021	1,052	1.75%
Federal funds purchased and securities sold under agreements to repurchase	26,291	32	0.49%	22,625	31	0.56%
Other borrowings	42,634	461	4.35%	54,356	580	4.33%
Total interest-bearing liabilities	338,159	1,314	1.56%	382,528	1,756	1.86%
Net interest spread		$3,312	3.43%		$3,462	3.28%
Noninterest-bearing demand deposits	34,479			28,964
Accrued expenses and other liabilities	486			(354)
Shareholders' equity	35,587			26,683
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$408,711			$437,821
Net yield on earning assets			3.59%			3.44%

Taxable equivalent adjustment:
Loans		0			-
Investment securities		68			85
Total adjustment		68			85

Cornerstone Bancshares, Inc. and Subsidiary

Quarterly Earnings Summary

	(Unaudited)
	2012	2011				Q1-12 /
	First	Fourth	Third	Second	First	Q1-11
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,144	$4,437	$4,531	$4,521	$4,639	(10.7)
Investment securities and interest-bearing deposits	467	548	574	621	568	(17.8)
Other earning assets	15	16	9	17	11	37.1
Total interest income	4,626	5,001	5,114	5,159	5,218	(11.3)
Interest expense
Deposits	820	924	1,012	1,112	1,145	(28.4)
Short-term borrowings	32	28	33	34	31	4.0
FHLB advances and other borrowing	461	454	466	545	580	(20.4)
Total interest expense	1,314	1,405	1,510	1,691	1,756	(25.2)
Net interest income	3,312	3,595	3,604	3,468	3,462	(4.3)
Provision for loan losses	0	300	115	15	15	(100.0)
Net interest income after the provision for loan losses	3,312	3,295	3,489	3,453	3,447	(3.9)
Noninterest income
Customer service fees	197	212	216	225	215	(8.4)
Other noninterest income	20	15	15	22	20	0.0
Gain on sale of assets	50	47	92	69	34	46.0
Total noninterest income	267	274	323	316	269	(0.6)
Noninterest expense
Salaries and employee benefits	1,591	1,614	1,459	1,502	1,542	3.2
Net occupancy and equipment	336	314	362	350	406	(17.4)
Depository insurance	203	255	234	241	322	(37.0)
Goodwill impairment	-	-	-	-	-	-
Foreclosed asset expense (1)	150	538	306	716	362	(58.4)
Other operating expense	794	780	715	847	783	1.4
Total noninterest expense	3,074	3,500	3,076	3,657	3,415	(10.0)
Income before income taxes	506	69	736	113	301	68.1
Income tax (benefit) expense	149	(44)	212	(28)	49	206.4
Net income (loss)	$357	$113	$524	$141	$252	41.4

Preferred stock dividends & accretion on preferred stock discount	280	267	201	$128	$93	201.4

Net income / loss available to common	76	(154)	323	13	159	(52.1)

Net income (loss) per common share:
Basic	$0.01	$(0.02)	$0.05	$-	$0.02	(52.1)
Diluted	$0.01	$(0.02)	$0.05	$-	$0.02	(52.1)
Average basic shares	6,500	6,500	6,500	6,500	6,500	-
Average common diluted shares	6,500	6,500	6,500	6,500	6,500	-
Performance Ratios
Return on average equity	4.01%	1.37%	6.64%	2.04%	3.78%	6.0
Return on average assets	0.35%	0.11%	0.49%	0.13%	0.23%	51.5
Net interest margin	3.59%	3.72%	3.69%	3.42%	3.44%	4.5
Average equity	35,587	32,912	31,569	27,712	26,683	33.4
Average assets	408,711	416,562	423,200	445,472	437,821	(6.6)
Average interest-earning assets	378,335	390,756	396,872	416,605	418,263	(9.5)

(1) Includes OREO adjustments to fair value

Cornerstone Bancshares, Inc. and Subsidiary

Loan Stratification

	2012		2011
	First	% of	First	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$61,830	23.5	$64,492	23.6	(4.1)
Non-owner occupied	61,295	23.3	59,336	21.7	3.3
Multi-family real estate	10,249	3.9	11,781	4.3	(13.0)
1-4 family construction	4,520	1.7	3,827	1.4	18.1
Commercial land and lot development	16,421	6.2	19,718	7.2	(16.7)
Total non-residential real estate	154,315	58.7	159,154	58.1	(3.0)
Residential real estate
First mortgage - 1-4 family	43,372	16.5	42,835	15.6	1.3
Second mortgage - 1-4 family	3,528	1.3	4,639	1.7	(23.9)
Home equity lines	15,288	5.8	11,005	4.0	38.9
Total residential real estate	62,188	23.7	58,479	21.4	6.3
Total real estate loans	216,503	82.4	217,633	79.5	(0.5)

Commercial	34,970	13.3	44,592	16.3	(21.6)
Agricultural & other	8,854	3.4	8,449	3.1	4.8
Consumer	2,461	0.9	3,076	1.1	(20.0)
Total loans, net of unearned fees	$262,788	100.0	$273,750	100.0	(4.0)

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

	Unaudited
	March 31,	December 31,
	2012	2011
ASSETS

Cash and cash equivalents	$34,884,877	$38,882,691

Securities available for sale	88,249,596	86,057,437
Securities held to maturity	63,410	68,643
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of $6,024,351 at March 31, 2012 and $7,400,049 at December 31, 2011	256,763,922	260,364,569
Bank premises and equipment, net	5,649,662	5,712,003
Accrued interest receivable	1,334,003	1,327,458
Foreclosed assets	18,956,631	18,523,960
Other assets	9,250,307	9,395,721
Total assets	$417,475,308	$422,655,382

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$47,499,843	$43,989,943
Interest-bearing demand deposits	26,851,857	22,353,384
Savings deposits and money market accounts	52,066,221	46,857,118
Time deposits	189,397,737	200,841,499
Total deposits	315,815,658	314,041,944
Federal funds purchased and securities sold under agreements to repurchase	21,445,300	29,390,810
Federal Home Loan Bank advances and other borrowings	42,610,000	43,045,000
Accrued interest payable	110,398	110,703
Other liabilities	1,604,009	858,620
Total liabilities	381,585,365	387,447,077

Stockholders' equity
Preferred stock - no par value; 2,000,000 shares 425,369 and 403,989 shares issued and outstanding in 2012 and 2011, respectively	10,446,139	9,899,544
Common stock - $1.00 par value; 20,000,000 shares authorized; 6,709,199 shares issued in 2012 and 2011; 6,500,396 shares outstanding in 2012 and 2011	6,500,396	6,500,396
Additional paid-in capital	21,334,950	21,316,438
Retained (deficit)	(3,472,697)	(3,627,208)
Accumulated other comprehensive income	1,081,155	1,119,135
Total stockholders' equity	35,889,943	35,208,305
Total liabilities and stockholders' equity	$417,475,308	$422,655,382

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statements of Income

	Unaudited
	Three months ended
	March 31
	2012	2011
INTEREST INCOME
Loans, including fees	$4,143,944	$4,638,805
Securities	467,006	568,672
Federal funds sold & other earning assets	15,087	11,003
Total interest income	4,626,037	5,218,480

INTEREST EXPENSE
Time deposits	699,094	1,052,449
Other deposits	121,243	92,612
Federal funds purchased and securities sold under agreements to repurchase	32,230	31,003
FHLB advances and other borrowings	461,207	579,658
Total interest expense	1,313,774	1,755,722

Net interest income before provision for loan losses	3,312,263	3,462,758
Provision for loan losses	-	15,000
Net interest income after the provision for loan losses	3,312,263	3,447,758

NONINTEREST INCOME
Customer service fees	197,434	215,451
Other noninterest income	20,288	20,279
Net gains from sale of loans and other assets	49,664	34,027
Total noninterest income	267,386	269,757

NONINTEREST EXPENSE
Salaries and employee benefits	1,591,135	1,542,702
Net occupancy and equipment expense	335,813	406,334
Depository insurance	202,783	322,655
Foreclosed assets, net	150,320	361,570
Other operating expense	794,081	783,354
Total noninterest expense	3,074,132	3,416,615

Income before provision for income taxes	505,517	300,900
Provision for income taxes	149,000	48,625

NET INCOME	$356,517	$252,275

Preferred stock dividend requirement	265,856	93,075
Accretion on preferred stock discount	14,468	-

Net income available to common stockholders	$76,193	$159,200

EARNINGS PER COMMON SHARE
Basic net income per common share	$0.01	$0.02
Diluted net income per common share	$0.01	$0.02

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statement of Changes in Stockholders' Equity - Unaudited

For the three months ended March 31, 2012

						Accumulated
				Additional		Other	Total
	Comprehensive	Preferred	Common	Paid-in	Retained	Comprehensive	Stockholders'
	Income	Stock	Stock	Capital	(Deficit)	Income	Equity

BALANCE, December 31, 2011		$9,899,544	$6,500,396	$21,316,438	$(3,627,208)	$1,119,135	$35,208,305

Employee compensation stock option expense		-	-	18,512	-	-	18,512

Issuance of Series A Convertible Preferred Stock		532,127	-	-	-	-	532,127

Preferred stock dividends paid		-	-	-	(187,538)	-	(187,538)

Accretion on preferred stock discount		14,468	-	-	(14,468)	-	-
Comprehensive income:
Net income	$356,517	-	-	-	356,517	-	356,517

Other comprehensive income, net of tax:
Unrealized holding gains on securities available for sale, net of reclassification adjustment	(37,980)	-	-	-	-	(37,980)	(37,980)
Total comprehensive income	$318,537

BALANCE, March 31, 2012		$10,446,139	$6,500,396	$21,334,950	$(3,472,697)	$1,081,155	$35,889,943